EXHIBIT 32.2

CERTIFICATION OF

CHIEF FINANCIAL OFFICER

OF ALTA MESA HOLDINGS, LP

PURSUANT TO 18 U.S.C. SECTION 1350

In connection with this Annual Report on Form 10-K of Alta Mesa Holdings,  LP for the period ended December 31, 2017, I, Michael A. McCabe, Chief Financial Officer of Alta Mesa Holdings, LP, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.This Annual Report on Form 10-K for the period ended December 31, 2017 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.The information contained in this Annual Report on Form 10-K for the period ended December 31, 2017 fairly presents, in all material respects, the financial condition and results of operations of Alta Mesa Holdings,  LP for the periods presented therein.

Date: March 29, 2018

/s/ Michael A. McCabe
Michael A. McCabe
Vice President and Chief Financial Officer of Alta Mesa
Holdings GP, LLC, general partner of Alta Mesa Holdings, LP